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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



 DATE OF REPORT (Date of Earliest Event Reported): July 16, 2001 (July 9, 2001)



                             clickNsettle.com, Inc.
               (Exact Name of Registrant as Specified in Charter)



          Delaware                     0-21419                  23-2753988
      ----------------             ---------------              ----------
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)

              1010 Northern Boulevard
                Great Neck, New York                     11021
              ------------------------                 ---------
       (Address of Principal Executive Offices)        (Zip Code)



       Registrant's telephone number, including area code: (516) 829-4343



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Item 5.  Other Events.

         On July 9, 2001, the Registrant entered into a Letter of Intent to acquire E-Vue, Inc. The proposed purchase price under the Letter of Intent will consist of a combination of common stock and convertible preferred stock ranging from an aggregate of 10 million to 13 million shares depending on certain financing conditions on the part of E-Vue, Inc. Under the Letter of Intent, the financing shall be raised at a minimum entity valuation of $20 million.





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Item 7.  Exhibits.

                                  EXHIBIT LIST


  Exhibit Number          Description
  --------------          -----------

         4.1              Letter of Intent dated July 9, 2001**

         4.3              Press release announcing proposed acquisition dated
                          July 13, 2001**


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**         Filed herewith


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                        clickNsettle.com, Inc.


                        By: /s/ Roy Israel
                            -------------------------------------------------
                            Name:   Roy Israel
                            Title:  Chief Executive Officer and President



                        By: /s/ Patricia Giuliani-Rheaume
                            -------------------------------------------------
                            Name:   Patricia Giuliani-Rheaume
                            Title:  Chief Financial Officer and Vice President


Date:  July 16, 2001